EXHIBIT 21

Subsidiary	Jurisdiction of Incorporation
2233516 Ontario Inc.	Canada
AB Canada Holdings I Limited Partnership	Canada
AB Canada Holdings II Partnership	Canada
AB Canada Holdings III Limited Partnership	Canada
AB Car Rental Services Inc.	Delaware
AB Fleetco	France
AB Funding Pty Ltd.	Australia
AB Luxembourg Holdings, S.á r.l.	Luxembourg
ABG Car Services Holdings LLC	Delaware
ABG Contact Centre EMEA S.A.	Spain
ABG Scandinavian Holdings AS	Norway
ABQ Rentals, Inc.	New Mexico
ACE Rent A Car, Inc.	Indiana
Advance Ross Corporation	Delaware
Advance Ross Intermediate Corporation	Delaware
Advance Ross Sub Company	Delaware
AE Consolidation Limited	England and Wales
AE Holdco Limited	England and Wales
Aegis Motor Insurance Limited	Isle of Man
AESOP Leasing Corp.	Delaware
AESOP Leasing LP	Delaware
Anji Car Rental & Leasing Company Limited	China
Apex Car Rentals	New Zealand
Apex Car Rentals Pty Ltd.	Australia
ARAC Management Services Inc.	Delaware
ARACS LLC	Delaware
Arbitra S.A.	Argentina
Atlin, Inc.	Florida
AU Holdco Pty Ltd.	Australia
Auto Accident Consultants Pty. Limited	Australia
Auto-Hall S.A.	Monaco
Avis (US) Holdings BV	The Netherlands
Avis Africa Limited	England and Wales
Avis Alquile un Coche S.A.	Spain
Avis Asia and Pacific LLC	Delaware
Avis Asia Limited	England and Wales
Avis Assistance Limited	England and Wales
Avis Autoverhuur B.V.	The Netherlands
Avis Autovermietung AG	Switzerland

Avis Autovermietung Gesellschaft m.b.H	Austria
AvisBudget Group Limited	New Zealand
Avis Belgium SA	Belgium
Avis Budget Auto Service GmbH	Germany
Avis Budget Autovermietung Beteiligungs GmbH	Germany
Avis Budget Autovermietung GmbH & Co KG	Germany
Avis Budget Autovermietung Verwaltungs GmbH	Germany
Avis Budget Car Rental Canada ULC	Canada
Avis Budget Car Rental LLC	Delaware
Avis Budget Contact Centers Inc.	Canada
Avis Budget de Puerto Rico, Inc.	Puerto Rico
Avis Budget EMEA Limited	England and Wales
Avis Budget Finance Inc.	Delaware
Avis Budget Finance plc	Jersey
Avis Budget Group Business Support Centre Szolgaltato Korlátolt Felelõsségû Társaság	Hungary
Avis Budget Group Pty Limited	Australia
Avis Budget Holdings LLC	Delaware
Avis Budget International Financing, S.á r.l.	Luxembourg
Avis Budget Italia S.p.A.	Italy
Avis Budget Italia SpA Fleet Co S.A.P.A.	Italy
Avis Budget Rental Car Funding (AESOP) LLC	Delaware
Avis Budget Services Limited	England and Wales
Avis Budget UK Limited	England and Wales
Avis Car Rental Group LLC	Delaware
Avis Caribbean, Limited	Delaware
Avis Commercial Holdings Limited	England and Wales
Avis Contact Centres Limited	England and Wales
Avis Enterprises, Inc.	Delaware
Avis Europe Group Holdings BV	The Netherlands
Avis Europe Holdings Limited	England and Wales
Avis Europe International Reinsurance Limited	Isle of Man
Avis Europe Investment Holdings Limited	England and Wales
Avis Europe Investments Limited	England and Wales
Avis Europe Overseas Limited	England and Wales
Avis Europe Risk Management Limited	England and Wales
Avis Europe and Middle East Limited	England and Wales
Avis Finance Company (No. 2) Limited	England and Wales
Avis Finance Company (No. 3) Limited	Jersey Channel Islands
Avis Finance Company Limited	England and Wales
Avis Financement Vehicles SAS	France
Avis Financial Services Limited	England and Wales
Avis Group Holdings LLC	Delaware

Avis Holdings, Inc.	Delaware
Avis India Investments Private Limited	India
Avis International Holdings, LLC	Delaware
Avis International Ltd.	Delaware
Avis Investment Services (No. 2)	England and Wales
Avis Investment Services Limited	England and Wales
Avis IP Security Limited	England and Wales
Avis Leasing Corporation	Delaware
Avis Leisure Services Limited	Jersey Channel Islands
Avis Licence Holdings Limited	England and Wales
Avis Location de Voitures S.à r.l	Luxembourg
Avis Location de Voitures SAS	France
Avis Lube Inc.	Delaware
Avis Management Pty. Limited	Australia
Avis Management Services, Ltd.	Delaware
Avis New York General Partnership	New York
Avis Operations LLC	Delaware
Avis Pension Trustees Limited	England and Wales
Avis Portugal S.G.P.S., LDA	Portugal
Avis Profit Share Trustees Limited	England and Wales
Avis Rent A Car (Isle Of Man) Limited	Isle of Man
Avis Rent A Car Limited	New Zealand
Avis Rent A Car Sdn. Bhd.	Malaysia
Avis Rent A Car System LLC	Delaware
Avis Service Inc.	Delaware
Avis Truck Leasing Limited	England and Wales
Aviscar Inc.	Canada
B2B Leasing BV	Netherlands
Baker Car and Truck Rental Inc.	Arkansas
Barcelsure Limited	England and Wales
Bell’Aria S.p.A	Italy
BGI Leasing Inc.	Delaware
Budget Funding Corporation	Delaware
Budget International, Inc.	Delaware
Budget Locacao de Veiculos Ltda.	Brazil
Budget Rent A Car Australia Pty. Ltd.	Australia
Budget Rent A Car Licensor, LLC	Delaware
Budget Rent A Car Limited	New Zealand
Budget Rent a Car Operations Pty. Ltd.	Australia
Budget Rent A Car System Inc.	Delaware
Budget Truck Rental LLC	Delaware
Budgetcar Inc.	Canada

Business Rent A Car GmbH	Austria
C.D. Bramall (Bingley) Limited	England and Wales
Camfox Pty. Ltd.	Australia
CCRG Servicos De Automoveis Ltda	Brazil
CD Intellectual Property Holdings, LLC	Delaware
Cellrent Limited	England and Wales
Cendant Finance Holding Company LLC	Delaware
Centre Point Funding, LLC	Delaware
Centrus Limited	England and Wales
Chaconne Pty. Limited	Australia
Cilva Holdings Limited	England and Wales
Cirrus Capital (Jersey) One Limited	Jersey Channel Islands
Cirrus Capital (Jersey) Two Limited	Jersey Channel Islands
Constellation Reinsurance Company Limited	Barbados
Dallas Holding, S.A.	Brazil
Ecovale	England and Wales
Europe Leisure Holdings NV	The Netherlands
Flomco, Inc.	Florida
Garage St Martin sas	France
Garep AG	Switzerland
HFS Truck Funding Corporation	Delaware
L&S Vehicle Leasing, Inc.	Florida
LAS Rentals, LLC	Florida
LAS Sales & Leasing, Inc.	Nevada
Manor National Limited	England and Wales
Mercury Car Rentals Private Limited	India
Milton Location de Voitures SAS	France
Minnesota Rent A Car, LLC	Indiana
Mobility, Inc.	Washington
Motorent Inc.	Tennessee
National Car Rentals (Private) Limited	Singapore
Nocal Rentals, Inc.	California
Orlin, Inc.	Florida
Pathfinder Insurance Company	Colorado
Pause BV	Netherlands
Payhot Limited	England and Wales
Payless Car Rental, Inc.	Nevada
Payless Car Rental System, Inc.	Florida
Payless Car Sales, Inc.	Florida
Payless Parking, LLC	Florida
PCR Venture, LLC	Delaware
PCR Venture of Denver, LLC	Delaware

PCR Venture of Phoenix, LLC	Delaware
PF Claims Management Ltd.	Delaware
PR Holdco, Inc.	Delaware
Prolita Ltd.	United Kingdom
PV Holding Corp.	Delaware
PVI Kraftfahrzeug Leasing GmbH	Germany
Quartx Fleet Management Inc.	Delaware
RAC Norway AS	Norway
RAC Group Denmark A/S	Denmark
Rent-A-Car Company, Incorporated	Virginia
REZLink International, Inc.	Florida
Runabout, LLC	Delaware
Safeguard (Legal Expenses) Limited	England and Wales
SCA sas	France
Sceptre-Europe Limited	England and Wales
Seatac Rentals, Inc.	Washington
Servicios Avis S.A.	Mexico
Show Group Enterprises (NZ) Limited	New Zealand
Show Group Enterprises Pty Limited	Australia
SLC Rentals, Inc.	Utah
Sovial Sociedade de Viaturas de Aluguer LDA	Portugal
Sovialma Sociedade de Viaturas de Aluguer da Madeira LDA	Portugal
Strongdraw Limited	England and Wales
Sweden Rent A Car AB	Sweden
Team Fleet Financing Corporation	Delaware
Texas Rent A Car, LLC	Illinois
Upperextra (No. 2) Limited	England and Wales
Upperextra Limited	England and Wales
Virgin Islands Enterprises Inc.	Virgin Islands
W.T.H. Fleet Leasing Pty. Limited	Australia
W.T.H. PTY. Limited	Australia
We Try Harder Pty. Limited	Australia
Wizard Co. Inc.	Delaware
Wizard Services Inc.	Delaware
WTH Canada Inc.	Canada
WTH Car Rental, ULC	Canada
WTH Funding Limited Partnership	Canada
Yourway Rent A Car Limited	New Zealand
Yourway Rent A Car Pty Limited	Australia
Zipcar, Inc.	Delaware
Zipcar (UK) Limited	United Kingdom
Zipcar Australia Pty Ltd	Australia

Zipcar Austria GmbH	Austria
Zipcar Canada, Inc.	Canada
Zipcar Carsharing S.A.	Spain
Zipcar New York, Inc.	Delaware
Zipcar Securities Corporation	Massachusetts
Zipcar Vehicle Financing, LLC	Delaware
Zodiac Autovermietung AG	Switzerland
Zodiac Europe Finance Company Limited	England and Wales
Zodiac Europe Investments Limited	England and Wales
Zodiac Europe Limited	England and Wales
Zodiac Italia S.p.A.	Italy
Zodiac Rent a Car Limited	England and Wales